UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 28, 2006
ENTREMED, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-20713	58-1959440

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation or organization)		No.)
9640 Medical Center Drive
Rockville, Maryland

(Address of principal executive offices)
20850

(Zip Code)
(240) 864-2600

(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On December 28, 2006, the Board of Directors of EntreMed, Inc. adopted the Amended and Restated Bylaws of EntreMed, Inc. (the “Amended and Restated Bylaws”), effective as of December 28, 2006.
     A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference into this Item 5.03.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
3.1	Amended and Restated Bylaws of EntreMed, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTREMED, INC.
/s/ Cynthia Wong Hu
Cynthia Wong Hu
Vice-President, General Counsel & Corporate Secretary

Date: December 28, 2006

EXHIBIT INDEX

Exhibit Number	Description of Document
3.1	Amended and Restated Bylaws of EntreMed, Inc.